Exhibit 10.54

Renminbi Entrusted Loan Agreement

Trustor: Baidu Times Network Technology (Beijing) Co., Ltd

Business License No.: ******

Legal Representative/Responsible Person: Hailong Xiang

Address: Tower A, Yuan Zhong Yue Lai, No. 15 Haidian Middle Street, Haidian District, Beijing                Zip Code: 100080

Beneficiary Bank and Bank Account: ******

Telephone: ******                Fax: ******

Trustee: Bank of China Limited Beijing Zhongguancun Center Branch

Legal Representative/Responsible Person: Meng Duan

Address: 12/F, Block A, Zhonggang International Plaza, No. 8 Haidian Street, Haidian District, Beijing                Zip Code: 100080

Telephone: ******                Fax: ******

Borrower: Beijing QIYI Century Science & Technology Co., Ltd.

Business License No.: ******

Legal Representative/Responsible Person: Yu Gong

Address: 10/F, No. 2 Haidian Beiyi Street, Haidian District, Beijing                Zip Code: 100080

Beneficiary Bank and Bank Account: ******

Telephone: ******                Fax: ******

In order to utilize funds more efficiently, the Trustor hereby entrusts the Trustee to provide entrusted loan to the Borrower. Therefore, the parties agree as follows:

Article 1    General Provisions

The Trustor entrusts the Trustee with the Trustor’s fund to provide loan to the Borrower and to collect the principal and interests according to the agreed deadlines.

The Trustor shall independently review the credit of the Borrower, supervise the use of the loan as well as the timely repayment of principal and interests, deal with the relevant loan formalities, and assume the risks of the loan hereunder.

The Trustee’s obligations hereunder shall be limited to providing loan to the Borrower, assisting the Trustor issue and mail the interest schedules and repayment notices, which shall be issued five Business Days (defined herein as the days on which banks are open for business) before the interest payment date and the Loan Repayment Date, respectively.

The Trustee assumes no risks with respect to any loan or loss hereunder, and no liabilities for any disputes arising from or in connection with this Agreement between the Trustor and the Borrower.

The entry into this Agreement by the Trustee shall not be deemed as repayment guaranty on the part of the Trustee for the Borrower.

Article 2    Currency, Amount and Period of the Entrusted Loan

The currency of the loan hereunder shall be Renminbi.

The amount of the loan hereunder shall not exceed Renminbi one billion.

The term of the loan hereunder shall be six months as of the drawdown date. The sixth anniversary of the drawdown date shall be the “Loan Repayment Date.” If the parties agree to a specified drawdown period rather than a drawdown date, the drawdown date shall be the start date of such drawdown period.

Article 3    Purpose of the Loan

The loan shall be used for working capital purposes.

Unless otherwise consented by the Trustor in writing, the Borrower shall not use the loan in ways other than stated above. The Trustor and the Borrower shall not agree and the Borrower shall not use the loan as follows: invest in stocks or other securities; invest in prohibited or unapproved projects under relevant laws, regulations, rules and relevant policies; and invest in projects or uses that are prohibited for bank loans and entrusted loans.

Article 4    Interest of the Entrusted Loan and Calculation Method

1.	The interest rate for the entrusted loan shall be 4.35% per annum, which shall remain unchanged during the term of this Agreement.

2.	Calculation method: Interest shall accrue for the total amount of drawdown from the first drawdown date until the corresponding repayment date. The calculation basis is 360 days per year.

3.	Interest Payment: The Borrower shall pay interest in a lump sum amount on the Loan Repayment Date or any date prior to such repayment date. If the last repayment date for principal is not an interest payment date, the Borrower shall pay all of the due and payable interest on the last repayment date. The Borrower shall pay interest on each interest payment date.

Article 5    Term of Entrusted Loan Service

The term of entrusted loan service provided by the Trustee shall be from the date hereof until the Loan Repayment Date. The Trustee is released from all obligations hereunder upon expiry of such term.

Article 6    Fees of Entrusted Loan Service

1.	The Trustor shall pay the Trustee a total amount of renminbi fifty thousand as fees of entrusted loan service.

2.	The Trustor shall pay the above fees within three days of the date hereof.

3.	If the Trustor fails to pay the above fees in time, the Trustee has the right to deduct such fees and damages from (i) the Trustor’s account with the Bank of China, (ii) any amount of principal and interested collected by the Trustee on behalf of the Trustor, or (iii) other payments due from the Trustor to the Trustee.

Article 7    Trustor’s Account

The Trustor shall open an entrusted loan settlement account with the Trustee or the entity designated by the Trustee within three days as of the date hereof.

The Trustor shall deposit the full amount of the entrusted loan into the entrusted loan settlement account as of the date hereof.

In any event, each drawdown amount by the Borrower shall not exceed the balance of the Trustor account.

The Trustee shall transfer the full amount of the principal or interest (and penalty interest) received (or deducted) each time to the entrusted loan fund account.

Article 8    Borrower’s Account

After this Agreement goes into effect, the Borrower shall open an loan account with the Trustee or the entity designated by the Trustee for making drawdown and repaying principal and interest.

Article 9    Drawdown Schedule

The Borrower shall drawdown the full amount of the loan hereunder on                     . The Borrower may not drawdown the loan prior to such date without the consent of the Trustor and the Trustee.

Any amount not drawn before the deadline shall not be drawn without the consent of the Trustor and written notice by the Trustor to the Trustee. Trustee may charge penalty on the undrawn amount at the rate of  0⁄000 per day according to the actual number of deferred days.

If the Borrower is unable to drawdown the full amount of the loan due to failure by the Trustor to deposit the full amount of the loan into the entrusted loan account, the Trustor shall pay a penalty to the Borrower on the amount that should have been available for drawdown at the rate of  0⁄000 per day according to the actual number of deferred days.

Article 10    Conditions Precedent

The Borrower may make a drawdown upon satisfaction of all of the following conditions:

1.	The Trustor has opened an entrusted loan account with the Trustee or its designated branch, and deposited the full amount of the entrusted loan into such account.

2.	The Borrower has opened a loan account with the Trustee or its designated branch.

3.	This Agreement and its appendix goes into effect.

4.	The Borrower has provided to the Trustee a list of persons authorized to execute this Agreement and documents relating to this Agreement as well as their respective specimen signatures.

5.	The Trustee has received the Entrusted Loan Drawdown Application from the Borrower.

6.	Other conditions agreed among the parties hereto for drawdown.

Article 11 Repayment Schedule and Conditions for Early Repayment

Borrower shall repay the full amount of the loan hereunder (including principal and interest) on the Loan Repayment Date, provided that the Borrower shall make written application for any adjustment to the repayment schedule three days prior to the deadline and obtain the Trustor’s written consent. The Trustor shall notify the Trustee in writing of its consent to any adjustment of repayment schedule.

With Trustor’s consent, the early repayment shall be used to repay the last due amount in reverse order.

In the event that (i) Qiyi.com, Inc., a Cayman Islands company and an affiliate of the Borrower (hereinafter “Qiyi”), and its subsidiaries as well as controlled affiliates (together with Qiyi, hereinafter “Qiyi Group”) has a change of control, including but not limited to, loss of control of Qiyi Group by Baidu Holdings Limited, a British Virgin Islands company and an affiliate of the Trustor (hereinafter “Baidu”) (“control” being (a) ownership of 50% or more of, whether through investment relationship, agreements or other arrangements, directly or indirectly, the total voting power of Qiyi, (b) the right to appoint half or more of the directors of Qiyi, or (c) the right to acquire 50% or more of the assets of Qiyi Group); or (ii) the closing of the next funding round of the Borrower, Qiyi or its subsidiaries and controlled affiliates, whichever of (i) and (ii) occurs first, the Trustor has the right to immediately demand repayment of the principal and interest hereunder by the Borrower. The Borrower, upon receipt of such demand from the Trustor, shall repay the principal and interest hereunder within 30 Business Days.

For the amount early repaid with the Trustor’s consent, the Borrower shall not request to drawdown for a second time, unless the Trustor and the Borrower otherwise agree and the Trustor notifies the Trustee of such agreement in writing.

The Borrower shall deposit sufficient funds into the following account no later than three Business Days before the Loan Repayment Date.

Account Name: Beijing QIYI Century Science & Technology Co., Ltd.

Beneficiary Bank: ****** Account Number: ******

Article 12    Overdue Interest and Misappropriation

If the Borrower fails to make repayment on schedule and no agreement is entered with respect to repayment extension, then such unpaid amount (including principal and interest) shall be overdue amount. The Trustor may charge interest on such overdue amount at the rate of  0⁄000 per day.

If the Borrower uses the loan in ways other than those provided herein, the Trustor may charge penalty interest on the misappropriated amount at the rate of  0⁄000 per day.

The Trustee shall be deemed to have been authorized by the Trustor upon the execution of this Agreement and may collect the above penalty interest on behalf of the Trustor with Trustor’s notice.

Article 13 Borrower’s Representations and Warranties

1.	The Borrower makes the following representations:

(1)	The Borrower is an enterprise legal person duly registered under PRC laws and regulations, with all necessary rights and authorizations to conduct business activities in its own name or become a party to any legal action, and has lawful right to dispose the assets it manages.

(2)	The Borrower’s execution and performance of this Agreement is made on a voluntary basis with necessary authorization. Such authorization and the execution and performance do not violate the Articles of Association of the Borrower or any other regulations or contracts binding on the Borrower. All the formalities required for the execution and performance of this Agreement by the Borrower have been duly completed.

(3)	All the documents, statements and certificates provided by the Borrower to the Trustor and Trustee for the loan hereunder are accurate, true, complete and valid.

(4)	The purpose of the loan is compliant with relevant PRC laws, regulations, rules and policies.

(5)	The business for which the Borrower intends to apply the loan hereunder is genuine, legitimate and not related to illegal purposes such as money laundering.

2.	The Borrower makes the following warranties:

(1)	The Borrower will provide its most updated financial statements as requested by the Trustor.

(2)	The Borrower will not reduce its registered capital by means whatsoever and will not significantly change its properties right or adjust its operational mode without written notice to the Trustor and Trustee.

(3)	The Borrower warrants that it will notify the Trustor and the Trustee immediately in case of:

any breach of this Agreement or of any other agreement signed between the Borrower and the Trustee;

severe difficulties in the Borrower’s operation and a deteriorated financial condition;

Article 14 Trustor’s Representations and Warranties

1.	The Trustor makes the following representations:

(1)	The Trustor is an enterprise legal person duly registered under PRC laws and regulations, with all necessary rights and authorizations to conduct business activities in its own name or become a party to any legal action, and has lawful right to dispose the assets it manages.

(2)	The Trustor’s execution and performance of this Agreement is made on a voluntary basis with necessary authorization. Such authorization and the execution and performance do not violate the Articles of Association of the Trustor or any other regulations or contracts binding on the Borrower. All the formalities required for the execution and performance of this Agreement by the Borrower have been duly completed.

(3)	All the documents, statements and certificates provided by the Trustor to the Trustee for the loan hereunder are accurate, true, complete and valid.

(4)	The Trustor decides the Borrower, purpose of loans, interest rate and loan term hereunder on its own determination and in compliance with relevant PRC laws, regulations, rules and policies.

(6)	The loan funds provided by the Trustor is lawful and under the Trustor’s ownership, control and disposal. There exists no circumstances that would restrict or prohibit the provision of entrusted loan hereunder. The business for the loan hereunder is genuine, legitimate and not related to illegal purposes such as money laundering.

2.	The Trustor makes the following warranties:

(1)	The Trustor will deposit self-owned funds in the account for the funds of entrusted loan in accordance with this Agreement, and undertakes that the amount of the funds in such account will be no less than the amount of the funds to be withdrawn by the Borrower in accordance with this Agreement.

(2)	The Trustor will pay for the handling fee of the entrusted loan to the Trustee in accordance with this Agreement.

(3)	The Trustor will hold the Trustee harmless against all damages, claims lawsuits and related loss, expenses, compensation and liabilities incurred by the Borrower as a result of negligence or fault on the part of the Trustor. If the Trustee suffers any actual loss (including but not limited to litigation costs, arbitration fees and attorney’s fees) as a result of claims brought by the Borrower against the Trustor or the Trustee, the Trustor shall reimburse the Trustee in full.

Article 15    Events of Default and Default Liabilities

1.	Events of Default by the Borrower and Consequences Thereof

The occurrence of any of the following events will constitute a default by the Borrower under this Agreement:

(1)	The Borrower has not utilized the loan for the purposes as stipulated by this Agreement;

(2)	The Borrower has failed to repay the principle due or pay the interest, the expenses or other payables due in accordance with this Agreement;

(3)	The warranties and representations by the Borrower set forth in this Agreement is untrue;

(4)	The Borrower has breached any other provision of this Agreement regarding its obligations; and

(5)	The Borrower ceases operation or enter into liquidation, administration or bankruptcy.

In case any of the above events of default has occurred, the Trustor, or the Trustee with the consent by the Trustor, is entitled to take the following actions separately or concurrently:

(1)	To request the Borrower to rectify the default within a time limit;

(2)	To terminate or cancel the loan facility that has not been withdrawn by the Borrower; or

(3)	To declare that all the principle and interest thereof under this Agreement become due immediately, and request the Borrower to repay immediately all the principle and interest of the loan facility and the relevant expenses unconditionally.

2.	Events of Default by Trustee and Consequences Thereof

Occurrence of the following event will constitute a default by the Trustee under this Agreement: The Trustee unreasonably rejects a withdrawal by the Borrower that is made in accordance with this Agreement; If such default event by the Trustee has occurred, the Trustor is entitled to separately or concurrently take the followings actions:

(i)	To request the Trustee to rectify the default within a prescribed time limit;

(ii)	The Trustor is entitled to change the Trustee.

3.	Events of Default by Trustor and Consequences Thereof

Occurrence of any of the following events will constitute a default by the Trustor under this Agreement:

(1)	No adequate funds has been deposited in (remitted to) the Trustor’s account opened with the Trustee in accordance with this Agreement;

(2)	The Trustor has failed to pay the Trustee the handing fee for the entrusted loan in accordance with the Contract;

(3)	The warranties and representations by the Trustor set forth in this Agreement is untrue; and

(4)	The Trustor has breached any other provision of this Agreement regarding its obligations.

If any of the above defaults has occurred, the Trustee or the Borrower is entitled to take the following actions separately or concurrently:

(1)	The Trustee or the Borrower is entitled to request the Trustor to rectify the above default within a prescribed time limit;

(2)	The Trustee is entitled to refuse to conduct the business of entrusted loan for the Trustor;

(3)	If the Trustee or the Borrower has incurred any loss as a consequence, they are entitled to claim for damages to the Trustor.

4.	Special Agreement

The Trustor and the Borrower agree that the Trustee is entitled to immediately refuse to conduct the business of entrusted loan for the Trustor and unilaterally terminate this Agreement if (i) the source of fund, purpose of loan and transaction background is in violation of relevant PRC laws, regulations, rules and policies, or (ii) the Borrower invest the funds of the loan in stocks or other securities, in prohibited or unapproved projects; or in projects or uses that are prohibited for bank loans and entrusted loans.

Article 16    Expenses

All expenses (including but not limited to attorneys’ fees and certification fee) in connection with this Agreement shall be borne by the Borrower unless stipulated by the law or the parties agree otherwise. Each party is responsible for its own taxes.

Article 17    Assignment

The Borrower shall not assign its obligations hereunder to a third party without the written consent by the Trustee and the Trustor.

Article 18    Amendment and Termination

This Agreement may be amended, supplemented upon written agreement by all parties. Any amendment or supplement to this Agreement shall constitute an integrated part of this Agreement. Unless laws and regulations otherwise specify or the parties otherwise agree, the rights and obligations under this Agreement shall not terminate until they have been fully performed.

Unless laws and regulations otherwise specify or the parties otherwise agree, the invalidity of any provision hereunder shall have no effect on the validity of any other provision in this Agreement.

Articles 19    Governing Law; Dispute Resolution

This Agreement shall all be governed by the law of the People’s Republic of China.

Any dispute or controversy arising out of or in respect of this Agreement shall be resolved through friendly consultations by the parties. In case the consultation has failed, any party is entitled to directly bring a lawsuit before the people’s court in the place where the Trustee is domiciled.

During the period of dispute resolution, the parties shall continue to perform all the provisions hereunder unless their performance are affected by the dispute. In case of a breach of this Agreement by the Borrower, the Trustor is entitled to bring a lawsuit/arbitration directly against the Borrower. If the Trustee, at the Trustor’s request or the court/arbitral tribunal’s notice, cooperates with or participates in such lawsuit/arbitration, the Trustor shall bear all expenses (including but not limited to litigation costs, arbitration fees and attorney’s fees) incurred by the Trustee as a result of such lawsuit/arbitration

Article 20    Miscellaneous

1.	Records kept by the Trustee as a result of drawdown, repayment and payment of interest by the Borrower are effective evidence for the debt relationship between the Trustor and the Borrower.

2.	Under this Agreement, the Borrower shall pay in full amount of all the items due, and shall not claim for set-off or counterclaim or attach any condition to the payment.

3.	The obligations of the Borrower under this Agreement shall be independent without being affected by the relationship between any party to this Agreement and the third party, unless it is provided otherwise in this Agreement.

4.	Any tolerance, indulgence, favorite or delayed exercise of any right under this Agreement rendered by the Trustor to the Borrower shall not affect, infringe upon or limit any right or interest of the Trustor under this Agreement and the laws and regulations, and shall not be regarded as a waiver by the Trustor and the Trustee of its rights and interests under this Agreement.

Article 21    Notice

Any notice, payment requirements and other communication hereunder shall be delivered or transmitted to the other party, addressed as follows:

To:	Trustor:	Baidu Times Network Technology (Beijing) Co., Ltd

	Address:	Tower A, Yuan Zhong Yue Lai, No. 15 Haidian Middle Street, Haidian District, Beijing

	Zip Code:	100080

	Fax:	******

	Attention:	******

To:	Trustee:	Bank of China Limited Beijing Zhongguancun Center Branch

	Address:	12/F, Block A, Zhonggang International Plaza, No. 8 Haidian Street, Haidian District, Beijing

	Zip Code:	100080

	Fax:	******

	Attention:	******

To:	Borrower:	Beijing QIYI Century Science & Technology Co., Ltd.

	Address:	10/F, No. 2 Haidian Beiyi Street, Haidian District, Beijing

	Zip Code:	100085

	Fax:	******

	Attention:	******

Any party hereto shall notify the other two parties in case of any change to the abovementioned addresses:

Article 22    Appendices

Following appendices are integral parts hereof:

1.

2.

Article 23    Effectiveness

This Agreement shall become effective upon duly execution by the legal representatives or authorized signatory of the parties and affixed with their respective corporate seals.

This Agreement shall be made in three originals, each party holding one, and all of these three originals shall have the same effect.

Trustor (Seal): Baidu Times Network Technology (Beijing) Co., Ltd

[Company seal is affixed]

Authorized Signatory: /s/ Authorized Signatory

June 24, 2016

Trustee (Seal): Bank of China Limited Beijing Zhongguancun Center Branch

[Company seal is affixed]

Authorized Signatory: /s/ Authorized Signatory

June 24, 2016

Borrower (Seal): /s/ Beijing QIYI Century Science & Technology Co., Ltd.

[Company seal is affixed]

Authorized Signatory: /s/ Yu Gong

June 24, 2016